                                                                    EXHIBIT 99.1

                        CYPRESS SEMICONDUCTOR CORPORATION
                           CONSOLIDATED BALANCE SHEET

             (In thousands, except per share data and share amounts)
                                   (Unaudited)

                                               Jan. 2, 2000      Jan 3, 1999
                                               ------------      -----------
                                     ASSETS
Current assets:

    Cash and short-term investments ....        $  270,556        $  160,561

    Accounts receivable, net ...........           100,114            68,955

    Inventories, net ...................            89,432            65,096

    Other current assets ...............            33,286            14,372

        Total current assets ...........           493,388           308,984


    Property and equipment, net ........           357,183           348,936

    Long-term investments** ............           111,324            57,046

    Restricted investments** ...........            61,198            59,742

    Other assets .......................            50,124             8,223

        Total assets ...................        $1,073,217        $  782,931

                   ** CASH AT JANUARY 2, 2000 TOTALS $443,078.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                         Jan 2, 2000       Jan 3, 1999
                                                                         -----------       -----------
Current liabilities:

    Accounts payable .............................................        $   99,531        $   53,932

    Accrued liabilities ..........................................            52,164            33,145

    Deferred income on sales to distributors .....................            20,760            13,300

    Income taxes payable .........................................            20,311            13,591


        Total current liabilities ................................           192,766           113,968


Convertible subordinated note ....................................           160,000           160,000

Deferred income tax ..............................................            12,093                --

Other long-term debt .............................................            10,384            10,240


        Total liabilities ........................................           375,243           284,208

Commitments and contingencies Stockholders' equity:

    Preferred stock, $ .01 par value, 5,000 shares authorized;
        none issued and outstanding ..............................                --                --

    Common stock, $ .01 par value, 250,000 share authorized;
        115,496 and 110,753 issued; 110,516 and 97,465
        outstanding ..............................................           453,985           318,098

Retained earnings ................................................           243,989           180,625

Total stockholders' equity .......................................           697,974           498,723

        Total liabilities and stockholders' equity ...............        $1,073,217        $  782,931

                        CYPRESS SEMICONDUCTOR CORPORATION
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                                  THREE MONTHS ENDED
                                                                     (Unaudited)

                                                         Jan 2,             Jan 3,       Oct 3,
                                                          2000              1999          1999
 Revenues ....................................        $ 207,876         $ 145,570         $ 184,497

 Costs and expenses:

    Costs of revenues ........................          106,078            95,624            98,528

    Research and development .................           34,025            30,697            32,021

Selling, general and administrative ..........           31,057            23,075            26,000

Acquisition and merger costs .................           25,940                --             1,879

Restructuring costs (credits) ................               --                --                --

Total operating costs ........................          197,100           149,396           158,428

Operating Income (loss) ......................           10,776            (3,826)           26,069

Interest expense .............................           (2,373)           (2,728)           (2,458)

Interest income and other ....................           41,568             5,045             4,196

Income (loss) before income tax ..............           49,971            (1,509)           27,807

(Provision) Benefit for income tax ...........           (2,498)              243            (1,390)

Net income (loss) ............................        $  47,473         $   1,752         $  26,417

    Basic net income (loss) per share ........        $    0.43         $    0.02         $    0.25

    Goodwill net of taxes per share ..........        $   (0.09)        $      --         $    0.01

Restructuring costs (credits)net of taxes
    per share ................................        $      --         $      --         $      --

Basic earnings (loss) before goodwill
    per share ................................        $    0.34         $   (0.02)        $    0.26

Diluted net income (loss) per share ..........        $    0.39         $   (0.02)        $    0.23

Goodwill net of taxes per share ..............        $   (0.07)        $      --         $    0.01

Restructuring costs (credits) net of taxes
    per share ................................        $      --         $      --         $      --

                                                    Jan 2,        Jan 3,         Oct 3,
                                                    2000           1999           1999
Diluted earnings (loss) before goodwill
    per share ............................        $  0.32        $ (0.02)        $  0.24

Shares used in per share calculation:

        Basic ............................        109,891         96,528         107,508

        Diluted ..........................        126,593         96,528         117,103

                                   YEARS ENDED
                                   (Unaudited)

                                                                 Jan 2,           Jan 3,
                                                                  2000             1999
Revenues ...............................................        $ 705,487         $ 554,890

Costs and expenses:

    Costs of revenues ..................................          383,639           409,110

    Research and development ...........................          129,331           114,550

    Selling, general and administrative ................          105,882            91,017

    Acquisition and merger costs .......................           37,623                --

    Restructuring costs (credits) ......................           (3,811)           60,737

        Total operating restructuring costs ............          652,664           675,414

    Operating Income (loss) ............................           52,823          (120,524)

Interest expense .......................................           (9,617)          (11,276)

    Interest income and other ..........................           52,665            13,357

    Income (loss)before income tax .....................           95,871          (118,443)

    (Provision)benefit for income tax ..................           (4,817)           13,523

Net income (loss) ......................................        $  91,054         $(104,920)

    Basic net income (loss) per share ..................        $    0.87         $   (1.03)

    Goodwill net of taxes per share ....................        $    0.01         $      --

    Restructuring costs (credits) net of taxes
    per share ..........................................        $   (0.03)        $    0.53

    Basic earnings (loss) before goodwill per share ....        $    0.85         $   (0.50)

    Diluted net income (loss) per share ................        $    0.81         $   (1.03)

    Goodwill net of taxes per share ....................        $    0.01         $      --

                                                                 Jan 2,           Jan 3,
                                                                  2000             1999
Restructuring costs (credits) net of taxes per share ...        $   (0.03)        $    0.53

Diluted earnings (loss) before goodwill per share ......        $    0.79         $   (0.50)

Shares used in per share calculation:

        Basic ..........................................          104,703           101,944

        Diluted ........................................          111,735           101,944


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